                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS








We consent to the incorporation by reference in this annual report to shareholders on Form 10-KSB of Voice Mobility International, Inc. of our independent auditors report, dated March 29, 1999, with respect to the consolidated financial statements for the year ended December 31, 1998.




Vancouver, British Columbia                          /s/  BEDFORD CURRY & CO.
March 24, 2000                                            CHARTERED ACCOUNTANTS